Condensed Consolidated Statements of Income

                                         Three Months Ended                Six Months Ended                Twelve Months Ended
                                              June 30,                         June 30,                          June 30,
                                      -------------------------      ----------------------------       ---------------------------
                                                      % Change                          % Change            As             % Change
                                                          Fav/                              Fav/         Restated             Fav/
                                       1999     1998    (Unfav)        1999       1998    (Unfav)          1999      1998    (Unfav)
                                       -----    -----   -------        -----      -----   -------          -----     -----   ------
                                         (Millions)                      (Millions)                           (Millions)
Operating Revenues
     Electric                         $276.7   $304.5      (9)%      $ 531.9    $ 581.1      (8)%       $1,175.0  $1,241.6     (5)%
     Electric interchange               56.2    112.7     (50)         150.2      209.0     (28)           498.4     304.5     64
     Gas                                45.2     49.8      (9)         168.3      166.4       1            289.7     296.2     (2)
     Diversified enterprises           101.2     80.3      26          177.3      166.2       7            372.5     676.6    (45)
                                      ------    -----                -------    -------                 --------  --------
       Total                           479.3    547.3     (12)       1,027.7    1,122.7      (8)         2,335.6   2,518.9     (7)
                                      ------    -----                -------    -------                 --------  --------

Operating Expenses
     Fuel for electric plants           60.0     53.9     (11)         111.4      109.6      (2)           252.0     244.5     (3)
     Power purchased                    46.7    229.4      80           98.4      326.5      70            507.1     463.0    (10)
     Gas purchased for resale           17.0     22.4      24           89.5       88.4      (1)           150.7     173.6     13
     Diversified enterprises           114.5     85.0     (35)         196.0      179.7      (9)           408.3     712.8     43
     Other operating and maintenance   107.1    122.9      13          258.8      231.7     (12)           565.0     460.7    (23)
     Depreciation and amortization      44.9     50.5      11           89.4      101.2      12            191.8     201.7      5
     Amortization of regulatory asset    6.2      -      (100)           7.7        -      (100)             7.7       -     (100)
     General taxes                      22.9     34.3      33           52.8       73.0      28            103.0     135.1     24
     Clinton plant impairment loss       -        -        -             -          -        -           2,666.9       -     (100)
                                      ------    -----                -------    -------                 --------  --------
       Total                           419.3    598.4      30          904.0    1,110.1      19          4,852.5   2,391.4   (103)
                                      ------    -----                -------    -------                 --------  --------

Operating Income (Loss)                 60.0    (51.1)     -           123.7       12.6     -           (2,516.9)    127.5     -
                                      ------    -----                -------    -------                 --------  --------
Other Income
     Miscellaneous - net                 6.3      2.8     125           17.2        1.3     -               19.0       2.6     -
     Equity earnings in affiliates       2.9      3.4     (15)           3.4        8.9     (62)            17.0      20.0    (15)
                                      ------    -----                -------    -------                 --------  --------
       Total                             9.2      6.2      48           20.6       10.2     102             36.0      22.6     59
                                      ------    -----                -------    -------                 --------  --------

Income (Loss) Before Interest Charges
     and Income Taxes                   69.2    (44.9)     -           144.3       22.8      -          (2,480.9)    150.1     -
                                      ------    -----                -------    -------                 --------  --------

Interest Charges
     Interest expense                   46.8     35.9     (30)          89.9       72.5     (24)           163.4     142.5    (15)
     Allowance for borrowed funds
       used during construction         (2.0)    (1.2)     67           (3.2)      (2.3)     39             (4.1)     (4.6)   (11)
     Preferred dividend requirements
       of subsidiary                     4.7      5.0       6            9.7        9.9       2             19.6      20.5      4
                                      ------    -----                -------    -------                 --------  --------
       Total                            49.5     39.7     (25)          96.4       80.1     (20)           178.9     158.4    (13)
                                      ------  -------                -------    -------                 --------  --------

Income (Loss) Before Income Taxes       19.7    (84.6)    123           47.9      (57.3)    184         (2,659.8)     (8.3)    -
                                      ------    -----                -------    -------                 --------  --------

Income Taxes
     Income tax - impairment loss        -        -        -             -          -        -            (982.8)      -      100
     ITC - Clinton impairment            -        -        -             -          -        -            (160.4)      -      100
     Other income taxes                 10.7    (37.6)   (128)          22.0      (33.3)   (166)            13.0     (13.3)  (198)
                                      ------    -----                -------    -------                 --------  --------
       Total                            10.7    (37.6)   (128)          22.0      (33.3)   (166)        (1,130.2)   (13.3)     -
                                      ------    -----                -------    -------                 --------  --------

Net Income (Loss) Before
     Extraordinary Item                  9.0    (47.0)    119           25.9      (24.0)     -          (1,529.6)      5.0     -

Extraordinary Item Net of Income Tax
     Benefit of $118.0 Million           -        -        -             -          -        -               -      (195.0)  (100)
                                      ------    -----                -------    -------                 --------  --------
Net Income (Loss)                        9.0    (47.0)    119           25.9      (24.0)     -          (1,529.6)   (190.0)    -
     Carrying amount over (under)
       consideration paid for redeemed
       preferred stock of subsidiary    (0.3)     -      (100)           0.5        -       100              0.5       0.2    150
                                      ------    -----                -------    -------                 --------  --------

Net Income (Loss) Applicable
     to Common Stock                  $  8.7   $(47.0)    119        $  26.4 $    (24.0)    -          $(1,529.1) $ (189.8)    -
                                      ======    =====                =======    =======                 ========  ========

Weighted average common shares          69.9     71.7                   69.9       71.7                     70.8      72.0

Earnings (loss) per common share before
     extraordinary item (basic
     and diluted)                      $0.12   ($0.66)                 $0.38     ($0.34)                 ($21.60)    $0.07

Extraordinary item per common share
     (basic and diluted)                -        -                      -          -                        -       ($2.71)

Earnings (loss) per common share
     (basic and diluted)               $0.12   ($0.66)                 $0.38     ($0.34)                 ($21.60)   ($2.64)

Cash dividends declared
     per common share                  $0.31    $0.31                  $0.62      $0.62                    $1.24     $1.24
Cash dividends paid
     per common share                  $0.31    $0.31                  $0.62      $0.62                    $1.24     $1.24



These statements are submitted as a matter of general information and are not intended to induce, or to be used in connection with, any sale or purchase of securities. These unaudited statements should be read in conjunction with Illinova's and Illinois Power Company's 1999 Quarterly Reports on Form 10-Q/A and Form 8-K and 8-K/A filings to the Securities and Exchange Commission, and Illinova and Illinois Power Company's 1998 Form 10-K/A filings to the Securities and Exchange Commission.